execution version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

    THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 19, 2021 (the “Effective Date”) by and among PROASSURANCE CORPORATION (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of November 7, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows.
ARTICLE I. - AMENDMENTS
Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
i.Article I of the Credit Agreement is hereby amended to insert the following new definitions in appropriate alphabetical order:
“NORCAL Demutualization Indebtedness” means Indebtedness incurred by NORCAL Insurance Company and evidenced by Contribution Certificates in that certain form delivered to the Administrative Agent on March 25, 2021, to be issued on or about May 19, 2021 to former members of NORCAL Mutual Insurance Company in connection with the Plan of Conversion of NORCAL Mutual Insurance Company dated as of February 18, 2020, in an aggregate outstanding principal amount not to exceed $350,000,000.
ii.Section 6.3 of the Credit Agreement is hereby amended by (i) deleting “; and” at the end of clause (vi) thereof, (ii) deleting “.” at the end of clause (vii) thereof and replacing it with “; and” and (iii) inserting a new clause (viii) thereto to read as follows:
(viii)    the occurrence of any development or event that triggers a requirement that the Borrower and/or PRA Professional Liability Group, Inc. guarantee any NORCAL Demutualization Indebtedness.

iii.Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.11    Subsidiary Indebtedness. The Borrower will not permit any Subsidiary to create, incur or suffer to exist any Indebtedness other than (a) the Subsidiary Mortgage Loan Indebtedness, (b) the NORCAL Demutualization Indebtedness, and (c) Subsidiary Indebtedness, provided that the aggregate amount of such Subsidiary Indebtedness, excluding the NORCAL Demutualization Indebtedness, does not exceed $30,000,000 at any time outstanding.
iv.Section 10.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
10.13    Administrative Agent and Arranger Fees. The Borrower agrees to pay to the Administrative Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Administrative Agent and the Arranger pursuant to (i) that certain Second Amended and Restated Fee Letter, dated as of September 6, 2019, among the Administrative Agent, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and the Borrower, (ii) that certain Amended and Restated Administrative Agent Fee Letter, dated as of September 6, 2019, between the Administrative Agent and the Borrower, (iii) that certain Amended and Restated Wells Fargo Securities Fee Letter, dated as of September 6, 2019, between Wells Fargo Securities, LLC and the Borrower and (iv) that certain Amendment No. 1 Fee Letter, dated as of April 19, 2021, between the Administrative Agent and the Borrower, or as otherwise agreed from time to time.
ARTICLE II.- REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:
i.This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

ii.As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
ARTICLE III.- CONDITIONS PRECEDENT

    This Amendment shall become effective on the Effective Date; provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

i.The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.
ii.The Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, stating that on the date hereof the conditions set forth in Section 2.2 have been satisfied.
iii.The Borrower shall have paid to the Agent for the account of each Lender (other than U.S. Bank National Association in its capacity as a Lender) that delivers its executed signature page to this Amendment on or prior to the Effective Date, a one-time consent fee in an amount equal to $5,000.
iv.All of the Administrative Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid.
ARTICLE IV.- GENERAL
i.Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
ii.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. If the Administrative Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of this Amendment, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Administrative Agent agrees, in its sole discretion, to accept any electronic signatures of this Amendment, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including Uniform Electronic Transactions Act as in effect in the State of Delaware, the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on, or similar in effect to, such acts. The Administrative Agent and each Lender may rely on any such electronic signatures without further inquiry.
iii.Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
iv.Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Delaware, but giving effect to federal laws applicable to national banks.
v.Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.
vi.Reaffirmation of Security Agreement. In connection with the execution and delivery of this Amendment, as of the date hereof and immediately after giving effect to this Amendment, the Borrower hereby (a) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Security Agreement and each other Loan Document executed by the Borrower and (b) ratifies and reaffirms its grant of liens on and security interests in the Collateral pursuant to the Security Agreement and each other Loan Document executed by the Borrower, and confirms that such liens and security interests continue to secure the Secured Obligations.
vii.Reference to and Effect on the Credit Agreement.
1.Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
2.Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
3.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
viii.Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
(signature pages follow)

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

PROASSURANCE CORPORATION
By:	_______________________________
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ U.S. BANK NATIONAL ASSOCIATION
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ WELLS FARGO BANK, NATIONAL ASSOCIATION
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ KEYBANK NATIONAL ASSOCIATION
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ REGIONS BANK
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

TRUIST BANK, as a Lender

By:	/s/ TRUIST BANK
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

CADENCE BANK, N.A., as a Lender

By:	/s/ CADENCE BANK, N.A.
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement

FIRST HORIZON BANK FKA FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ FIRST HORIZON BANK FKA FIRST TENNESSEE BANK NATIONAL ASSOCIATION
Name:
Title:

Signature Page to
Amendment No. 1 to
ProAssurance Amended and Restated Credit Agreement